Exhibit 10.6

SUPPLEMENT TO

SECURITY AGREEMENT

This SUPPLEMENT by Hecla Mining Company, a Delaware corporation (the “Parent”), dated as of October 7, 2020 (this “Supplement”), is to the Fifth Amended and Restated Security Agreement dated as of February 14, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of THE BANK OF NOVA SCOTIA, as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to that certain Fifth Amended and Restated Credit Agreement dated as of July 16, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Parent, the Borrowers, the other Obligors party thereto, the Lenders, and the Administrative Agent, the Lenders and the Issuers have extended Commitments to make Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Secured Parties to continue to extend Loans and issue Letters of Credit under the Credit Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1.      Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include the undersigned. The information set forth on each of the schedules attached hereto is hereby added to the respective schedules attached to the Security Agreement.

SECTION 2.      Representations. The undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

SECTION 3.      Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4.      Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 5.      Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 6.      Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

HECLA MINING COMPANY

By:		/s/ Luther J. Russell
	Name:	Luther J. Russell
	Title:	Vice President – External Affairs

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

THE BANK OF NOVA SCOTIA
     as Administrative Agent

By:    _________________________________

Name:

Title:

By:    _________________________________

Name:

Title:

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